EXHIBIT 10.1.2

                                  PROBEX CORP.

            FIRST AMENDMENT TO 1999 OMNIBUS STOCK AND INCENTIVE PLAN,
                             AS AMENDED AND RESTATED

         THIS FIRST AMENDMENT TO THE 1999 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED AND RESTATED (the "Amendment"), is executed and delivered this 5th day of January, 2001 by Probex Corp., a Delaware corporation (the "Company").

                                R E C I T A L S:

         A. The Company previously has adopted the 1999 Omnibus Stock and Incentive Plan, as amended and restated (the "Plan") which has been approved and adopted by the shareholders of the Company.

         B. The Board of Directors of the Company has adopted this Amendment to the Plan for the purpose of providing the Company with additional Available Shares for issuance thereunder.

         C. The Board of Directors of the Company has recommended that this Amendment be submitted to the shareholders of the Company for their approval and adoption.

                              A G R E E M E N T S:

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Increase in the number of Available  Shares.  The first  sentence in
Section 3 of the Plan is hereby amended to read in its entirety as follows:

         "As of the Effective Date, 2,750,000 shares shall automatically, and without further action, become Available Shares, as of March 30, 2000, an additional 3,000,000 Shares shall automatically, without further action, become Available Shares, and as of January 5, 2001, an additional 3,000,000 Shares shall automatically, without further action, become Available Shares."

         2. Effective Date. The Amendment shall be effective as of the date hereof, the date of its adoption by the Board of Directors of the Company ("Effective Date"), although it is subject to shareholder approval as provided in Section 3.

         3. Shareholder Approval. All Awards granted under the Plan as amended by this Amendment are subject to, and may not be exercised before, and will be rescinded and become void in the absence of, the approval of this Amendment by a majority of the shareholders voting thereon at the 2001 Annual Meeting of Shareholders scheduled to be held February 28, 2001.

         4. Defined Terms: Effect Upon Plan. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect.



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                  IN WITNESS  WHEREOF,  this First  Amendment 1999 Omnibus Stock and Incentive Plan, as amended and restated, is executed and delivered as of the date first above written.

                                 PROBEX CORP.

                                 By: /s/ Charles M. Rampacek
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                                 Name: Charles M. Rampacek
                                      --------------------------------------
                                 Title: President and Chief Executive Officer
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